Exhibit 99.1

Press Release: Guidance Update

Evan Goldstein

Salesforce

Investor Relations

415-819-2987

evan.goldstein@salesforce.com

Carolyn Guss

Salesforce

Public Relations

415-536-4966

cguss@salesforce.com

Salesforce Raises FY22 Revenue Guidance;

Initiates FY23 Revenue, GAAP Operating Margin, and Non-GAAP Operating Margin Guidance

SAN FRANCISCO – Sept. 23, 2021 – Salesforce (NYSE: CRM), the global leader in CRM, today announced the following revision to its Fiscal Year 2022 revenue guidance and initiation of Fiscal Year 2023 guidance as of Sept. 23, 2021.

•	Raises FY22 revenue guidance to a range of $26.25 billion to $26.35 billion.

•	Initiates FY23 revenue guidance of $31.65 billion to $31.80 billion.

•	Initiates FY23 GAAP operating margin guidance of 3.0% to 3.5% and non-GAAP operating margin guidance of 20.0%.

Salesforce will hold its annual Investor Day presentation today, Thursday, Sept. 23 beginning at 8:00 am (PT) / 11:00 am (ET). The live broadcast and on-demand replay will be available at www.salesforce.com/investorday2021 and at www.salesforce.com/investor. An investor presentation accompanying the program, including information regarding the Company’s financial performance, guidance, market opportunity, competitive position and economic model, will also be made available at www.salesforce.com/investor at approximately 12:00 p.m. PT on Sept. 23, 2021.

The following is a reconciliation of GAAP operating margin guidance to non-GAAP operating margin guidance for the full year:

Fiscal Year 2023 Guidance
GAAP Operating Margin (1)	~3.0% - 3.5%
Plus
Amortization of purchased intangibles	5.8%
Stock-based compensation	11.1% - 10.6%

Non-GAAP Operating Margin (1)	~20.0%

(1)

GAAP operating margin is the proportion of GAAP income from operations as a percentage of GAAP revenue. Non-GAAP operating margin is the proportion of non-GAAP income from operations as a percentage of GAAP revenue.

About Salesforce

Salesforce, the global CRM leader, empowers companies of every size and industry to digitally transform and create a 360° view of their customers. For more information about Salesforce (NYSE: CRM), visit: www.salesforce.com.

Salesforce has headquarters in San Francisco, with offices in Europe and Asia, and trades on the New York Stock Exchange under the ticker symbol “CRM.” For more information, please visit https://www.salesforce.com, or call 1-800-NO-SOFTWARE.

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“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements about the company’s financial and operating results, which may include expected GAAP and non-GAAP financial and other operating and non-operating results, including revenue, net income, earnings per share, operating cash flow growth, operating margin, expected revenue growth, expected current remaining performance obligation growth, expected tax rates, stock-based compensation expenses, amortization of purchased intangibles, shares outstanding, market growth, environmental, social and governance goals, expected capital allocation, including mergers and acquisitions, capital expenditures and other investments, and expected contributions from acquired companies. The achievement or success of the matters covered by such forward looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements it makes.

The risks and uncertainties referred to above include — but are not limited to — risks associated with the impact of, and actions we may take in response to, the COVID-19 pandemic, related public health measures and resulting economic downturn and market volatility; our ability to maintain security levels and service performance meeting the expectations of our customers, and the resources and costs required to avoid unanticipated downtime and prevent, detect and remediate performance degradation and security breaches; the expenses associated with our data centers and third-party infrastructure providers; our ability to secure additional data center capacity; our reliance on third-party hardware, software and platform providers; the effect of evolving domestic and foreign government regulations, including those related to the provision of services on the Internet, those related to accessing the Internet, and those addressing data privacy, cross-border data transfers and import and export controls; current and potential litigation involving us or our industry, including litigation involving acquired entities such as Tableau Software, Inc. and Slack Technologies, Inc., and the resolution or settlement thereof; regulatory developments and regulatory investigations involving us or affecting our industry; our ability to successfully introduce new services and product features, including any efforts to expand our services; the success of our strategy of acquiring or making investments in complementary businesses, joint ventures, services, technologies and intellectual property rights; our ability to complete, on a timely basis or at all, announced transactions; our ability to realize the benefits from acquisitions, strategic partnerships, joint ventures and investments, including our July 2021 acquisition of Slack Technologies, Inc., and successfully integrate acquired businesses and technologies; our ability to compete in the markets in which we participate; the success of our business strategy and our plan to build our business, including our strategy to be a leading provider of enterprise cloud computing applications and platforms; our ability to execute our business plans; our ability to continue to grow unearned revenue and remaining performance obligation; the pace of change and innovation in enterprise cloud computing services; the seasonal nature of our sales cycles; our ability to limit customer attrition and costs related to those efforts; the success of our international expansion strategy; the demands on our personnel and infrastructure resulting from significant growth in our customer base and operations, including as a result of acquisitions; our ability to preserve our workplace culture, including as a result of our decisions regarding our current and future office environments or work-from-home policies; our dependency on the development and maintenance of the infrastructure of the Internet; our real estate and office facilities strategy and related costs and uncertainties; fluctuations in, and our ability to predict, our operating results and cash flows; the variability in our results arising from the accounting for term license revenue products; the performance and fair value of our investments in complementary businesses through our strategic investment portfolio; the impact of future gains or losses from our strategic investment portfolio, including gains or losses from overall market conditions that may affect the publicly traded companies within our strategic investment portfolio; our ability to protect our intellectual property rights; our ability to develop our brands; the impact of foreign currency exchange rate and interest rate fluctuations on our results; the valuation of our deferred tax assets and the release of related valuation allowances; the potential availability of additional tax assets in the future; the impact of new accounting pronouncements and tax laws; uncertainties affecting our ability to estimate our tax rate; uncertainties regarding our tax obligations in connection with potential jurisdictional transfers of intellectual property, including the tax rate, the timing of the transfer and the value of such transferred intellectual property; uncertainties regarding the effect of general economic and market conditions; the impact of geopolitical events; uncertainties regarding the impact of expensing stock options and other equity awards; the sufficiency of our capital resources; our ability to comply with our debt covenants and lease obligations; and the impact of climate change, natural disasters and actual or threatened public health emergencies, including the ongoing COVID-19 pandemic.

Further information on these and other factors that could affect the company’s financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings it makes with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Information section of the company’s website at www.salesforce.com/investor. Salesforce.com, inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.